J.P. Morgan Global Healthcare Conference January 9, 2018 +

"Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: This communication includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward- looking statements are based on our beliefs and assumptions. These forward-looking statements are identified by terms and phrases such as: anticipate, believe, intend, estimate, expect, continue, should, could, may, plan, project, predict, will, target, potential, forecast, and the negative thereof and similar expressions. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the potential timing or consummation of the proposed transaction or the anticipated benefits thereof, including, without limitation, future financial and operating results. Impax cautions readers that these and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that could cause actual results to differ materially from those indicated in any forward-looking statement include, but are not limited to: (i) the ability to obtain shareholder and regulatory approvals, or the possibility that they may delay the transaction or that such regulatory approval may result in the imposition of conditions that could cause the parties to abandon the transaction, (ii) the risk that a condition to effecting the transaction may not be satisfied; (iii) the ability of Impax and Amneal to integrate their businesses successfully and to achieve anticipated synergies, (iv) the possibility that other anticipated benefits of the proposed transaction will not be realized, including without limitation, anticipated revenues, expenses, earnings and other financial results, and growth and expansion of the new combined company’s operations, and the anticipated tax treatment, (v) potential litigation relating to the proposed transaction that could be instituted against Impax, Amneal or their respective directors, (vi) possible disruptions from the proposed transaction that could harm Impax’s and/or Amneal’s business, including current plans and operations, (vii) the ability of Impax or Amneal to retain, attract and hire key personnel, (viii) potential adverse reactions or changes to relationships with clients, employees, suppliers or other parties resulting from the announcement or completion of the transaction, (ix) potential business uncertainty, including changes to existing business relationships, during the pendency of the business combination that could affect Impax’s or Amneal’s financial performance, (x) certain restrictions during the pendency of the transaction that may impact Impax’s or Amneal’s ability to pursue certain business opportunities or strategic transactions, (xi) continued availability of capital and financing and rating agency actions, (xii) legislative, regulatory and economic developments; (xiii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors; and (xiv) such other factors as are set forth in Impax’s periodic public filings with the SEC, including but not limited to those described under the headings “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Information” in Impax’s Form 10-K for the fiscal year ended December 31, 2016, in the Registration Statement on Form S-4 filed by Atlas Holdings, Inc. and in Impax’s other filings made with the SEC from time to time, which are available via the SEC’s website at www.sec.gov. While the list of factors presented here is, and the list of factors to be presented in the proxy statement are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Impax’s or Amneal’s consolidated financial condition, results of operations, credit rating or liquidity. In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than Impax has described. All such factors are difficult to predict and beyond our control. All forward-looking statements included in this document are based upon information available to Impax on the date hereof, and unless legally required, Impax disclaims and does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Trademarks referenced herein are the property of their respective owners. ©2018 Impax Laboratories, Inc. All Rights Reserved. Forward Looking Statement 2

Important Information for Investors and Shareholders Additional Information and Where to Find It This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed transaction between Impax Laboratories, Inc. (“Impax”) and Amneal Pharmaceuticals LLC (“Amneal”) pursuant to the Business Combination Agreement dated as of October 17, 2017 by and among Impax, Amneal, Atlas Holdings, Inc. (“Holdco”), and K2 Merger Sub Corporation as amended by Amendment No. 1, dated November 21, 2017 and Amendment No. 2 dated December 16, 2017. In connection with the proposed transaction, Holdco filed a registration statement on Form S-4 (the”S-4”), containing a preliminary proxy statement/prospectus, with the Securities and Exchange Commission (“SEC”) on November 21, 2017 and Amendment No. 1 to the S-4 filed on December 29, 2017. A definitive proxy statement/prospectus will be delivered as required by applicable law after the registration statement on Form S-4 is declare effective by the SEC.. This communication is not a substitute for the registration statement, definitive proxy statement/prospectus or any other documents that Impax or Holdco has filed or may file with the SEC or send to stockholders in connection with the proposed business combination. INVESTORS AND SECURITY HOLDERS OF IMPAX ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain copies of the registration statement, including the proxy statement/prospectus and other documents filed with the SEC (when available) free of charge at the SEC’s website, http://www.sec.gov. Copies of the documents filed with the SEC by Impax or Holdco will be available free of charge on Impax’s internet website at http://www.impaxlabs.com or by contacting Mark Donohue, Investor Relations and Corporate Communications at (215) 558-4526. Participants in Solicitation Impax, Amneal, Holdco and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Impax’s stockholders in respect of the proposed transaction. Information about the directors and executive officers of Impax is set forth in its proxy statement for its 2017 annual meeting of stockholders, which was filed with the SEC on April 5, 2017, and in its Annual Report on Form 10-K for the year ended December 31, 2016. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement/prospectus regarding the proposed transaction and other relevant materials filed and to be filed with the SEC when they become available. You may obtain free copies of these documents as described in the preceding paragraph. This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Non-GAAP Financial Measures Impax does not provide forward-looking guidance metrics as outlined in the presentation on a GAAP basis as certain financial information, such as restructuring and impairment charges and other items used to determine such measures are not available and cannot be reasonably estimated. This presentation (i) contains non-GAAP measures, (ii) uses terms which are not generally used in presentations made in accordance with GAAP, (iii) uses terms which are not measures of financial condition or profitability, (iv) should not be considered as an alternative to GAAP financial measures and (v) contains terms which are unlikely to be comparable to similar measures used by other companies. Impax believes that the inclusion of such measures and terms is appropriate as it provides useful information to management and investors regarding certain financial and business trends relating to Impax and the proposed combination with Amneal. The pro-forma full year 2017-2020 estimates are based on management’s current expectations, including with respect to prescription trends, pricing levels, inventory levels, and the anticipated timing of future product launches and events. 3

A Strategic Combination for Long-Term Growth Creates 5th largest U.S. generics company Increases scale and diversification 4 ~200 marketed product families ~292 products filed and in development Data as of December 31, 2017. Combination Announced October 17, 2017; Closing Targeted First Half 2018 8 global R&D centers 11 global manufacturing facilities Enhances commercial product portfolio

Combination Fuels Long-Term Growth

- Annual **double-digit** revenue, adjusted EBITDA and adjusted EPS growth over next 3 years
- **Accretive** to Impax's adjusted EPS in the first 12 months after close*
- **$200** million in expected annual synergies within 3 years**
- Significant projected cash flow generation enables **de-leveraging** and **future investment** in high-growth opportunities in Gx, Rx and other adjacencies

Estimated Adjusted EBITDA* ($billions)**



~22% CAGR
~$0.60-$0.65
~$1.1
Pro Forma 2017E
2020E

Growth Driven by a Diversified Portfolio of Generic Products Filed at FDA

amneal + Impax

** Includes expected Year 1 run-rate synergies. See slide 14 for detail.*
*** In addition to the previously announced Impax standalone cost savings initiatives.*
**** 2017E includes expected Year 1 run-rate synergies. 2020E includes expected Year 3 run-rate synergies. See slide 14 for detail.*

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Poised for Success in Evolving Market Dynamics  Filed generic pipeline contains industry leading, high-value product opportunities* across multiple dosage forms  Fully diversified, cost efficient manufacturing and development capability focused on delivering high-value generic product opportunities to market  Positions New Amneal to be a leader in creative go-to-market strategies/alternative distribution  Specialty franchise provides stable cash flow and long-term growth platform  Opportunity to drive sales growth by leveraging high value pipeline assets in select international markets  Strong cash flow allows for simultaneously deleveraging and select investment in new assets which will help to accelerate growth * High value opportunities are eFTF, FTF, FTM and other high value opportunities with 0 to 3 competitors. 6

2017 Achievements 7  35 new products launched  36 ANDAs approved; 9 tentatively approved  48 ANDAs filed  Launched traimcinolone injection (first generic)  Launched thiotepa 15mg and 100mg injection (only 100mg product available)  Launched Aggrenox capsules and mometasone nasal spray  Filgrastim (NeupogenTM) biosimilar filing accepted by the FDA Amneal Impax  9 new products launched  7 ANDAs approved; 2 tentatively approved  5 ANDAs filed  Positive phase IIb study for IPX203  Announced sale of Taiwan facility for $18.5MM  Accelerated $85MM cost improvement program  Favorable district court decision on Zomig® Nasal Spray patent challenge  Settled Opana® ER litigation with Endo Product Data as of December 31, 2017.

Combination Enhances Commercial Position  #1 or #2 position in ~50% of commercial portfolio*  Provides greater revenue diversification  Top 5 generic product net revenue contribution ~26%**  Opportunity to further capture long-term benefits of New Amneal development engine  NewCo has invested >$1 billion in R&D over the past five years (from 2012A – 2017E) Examples of Currently Marketed High-Value Products*** * Per IMS Health November 2017. ** Combined company top 5 generic product revenue as a percent of total company net revenue for the last 12 months ended September 30, 2017. ***Reported net sales LTM ended September 30, 2017. 8 Oxymorphone Hydrochloride ER ~$73mm+ Adrenaclick (epinephrine auto-injector) ~$105mm+ Diclofenac Sodium Topical Gel 1% ~$84mm+ Yuvafem (Estradiol Vaginal Tablets) ~$153mm+ 12+ Pipeline Products with Estimated Peak Sales Potential >$50 million each

Broad R&D Capabilities Across Dosage Forms Hyderabad, India: Injectables Cashel, Ireland: Respiratory Branchburg, NJ: Liquids, Inhalation, Nasal Sprays Brookhaven, NY: Oral Solids Piscataway, NJ: Oral Solids, Liquids, Topicals, Transdermals Hayward, CA: Oral Solids 9 Expected Annual Pro Forma Combined R&D Investment of ~10% of Revenues Ahmedabad, India: 3 Facilities: • 1 Oral Solids • 1 Injectables and Ophthalmics) • 1 APIs

Diversified, High-Value New Amneal Pipeline ~292 total projects in the combined pipeline, of which ~50%+ are high value opportunities(1) Product data as of December 31, 2017. IMS Sales data as of November 30, 2017. (1) High value opportunities are eFTF, FTF, FTM and other high value opportunities with 0 to 3 competitors. 10 DEVELOPMENT PIPELINE ~138 PROJECTS FILINGS ~154 ANDAS Injectable 17% Ophthalmic 1% IR Tablets 36% Oral Liquid 7% ER Tablets 13% Topical 8% Nasal Spray 1% Transdermal 3% Injectable 20% Capsules/ Soft Gels 15% IR Tablets 17% Ophthalmic 11% Oral Liquid 9% Topical 7% Inhalation 5% ER Tablets 7% Transdermal 4% Nasal Spray 2% Other 4% Capsules/ Soft Gels 11% Other 3% 56 26 20 17 11 13 4 4 2 1 24 15 12 21 27 9 7 9 6 3 5

Specialty Provides Stable Cash Flow Product Therapeutic Area Parkinson’s Disease Migraine Anthelmintic Anthelmintic 11

Diverse and Extensive Manufacturing Capabilities Dahej, India: Active Pharmaceutical Ingredients (API) Vizag, India: Active Pharmaceutical Ingredients (API) Hyderabad, India: Oncology (vials and PFS) Ahmedabad, India: 3 Facilities: • 2 Oral Solids • 1 Injectables (Peptides, LA depot, Liposomes, PFS and Ophthalmics) Cashel, Ireland: MDI, DPI Glasgow, Kentucky: Distribution center Brookhaven, NY: Oral Solids, Controlled Substances, Soft Gel, High Potency and Hormonal Products Piscataway, NJ: Complex and High Value Products, Topicals, Transdermals, High Potency and Hormonal Products Hauppauge, NY: Oral Solids, Hayward, CA: Oral Solids, Controlled Substances Manufacturing Distribution Branchburg, NJ: Oral Liquid Products, Nasal Sprays 12 Capacity to Support Growth for the Foreseeable Future; ~20 Billion Unit Capacity

$80-$120 $125-$150 $200 Year 1 Year 2 Year 3 Significant Synergy Opportunity $200 million in expected annual synergies within 3 years* Builds on Impax’s existing cost improvement plan Enhanced internal capabilities and less reliance on 3rd party manufacturing, reducing costs and improving margin Run-rate Synergies Achieved by: * In addition to the previously announced Impax standalone cost savings initiatives. 13 $200 ($ in millions)

Integration Update  Enhanced leadership of combined company  Robert Stewart to serve as President and CEO  Paul Bisaro to serve as Executive Chairman  Chirag Patel and Chintu Patel will be Co-Chairmen of the Board  Pre-close integration work well underway  Regulatory review process progressing as expected  Currently evaluating debt structure  Currently on target for close in first half 2018 14

Significant Benefit from US Tax Reform The benefits of tax reform are not included in the $200 million of expected annual cost synergies. *Range of estimated rate is the result of sensitivity to projected jurisdictional mix as well as impact of US state and local taxes. 15 ~33% ~20-24%* 2017 2018 Non-GAAP Tax Rate Additional Cash Flow Targeted for Debt Reduction and Investment in Growth Initiatives

Position New Amneal For Sustainable Long-Term Growth 16 Path Forward • Generics: Continuing internal R&D investment focused on all seven dosage forms • Specialty: Continuing focus on Movement Disorders pipeline and opportunistically in-license external opportunities INVEST IN ORGANIC GROWTH • Maintain high level of Quality and Compliance • Continue to provide superior service levels • Deliver differentiated products to our customers MAINTAIN CUSTOMER FOCUS • Strengthen Generic and Specialty franchises and other adjacencies PURSUE CREATIVE BUSINESS DEVELOPMENT

Transaction Overview & Terms

Transaction Summary

- **All equity business combination**
  - Pro forma ownership: Amneal Holdings 75% / Impax shareholders: 25%(1)
- **New Amneal will be issuing ~232 million shares(2) to Amneal Holdings members**
  - Combined company will be named Amneal Pharmaceuticals, Inc. ("New Amneal")
  - Structured as an "Up-C" with tax receivable agreement split 85% Amneal Holdings members / 15% New Amneal
- **Amneal Holdings members have entered into an ~$855 million private placement, reducing pro forma ownership from ~75% to ~60%(3)**
- **Net debt at close of approximately $2.5B**
- **New Amneal to be headquartered in Bridgewater, NJ**

Deal Terms

- **New Amneal leadership**
  - Paul Bisaro will be Executive Chairman
  - Chirag and Chintu Patel will be Co-Chairmen of the Board
  - Robert Stewart will be CEO
  - Bryan Reasons will be CFO
- **New Amneal Board of Directors (13 members)**
  - Amneal will designate seven Board members including Chirag and Chintu Patel
  - Impax will designate five Board members including Paul Bisaro and Bob Burr (current Impax Chairman to be lead outside director)
  - Robert Stewart to become a member of the Board
  - Amneal Holdings' Board representation will step down pro rata with its ownership interest once it falls below 50%
- **180 days lock-up restricting transfer of shares**

(1) Subject to adjustment for dilutive impact of outstanding IPXL options at time of closing.
(2) Based on closing share price of $19.95 for IPXL as of October 16, 2017.
(3) In connection with the transaction, Amneal Holdings members have entered into definitive purchase agreements with select institutional investors including TPG and funds affiliated with Fidelity Management & Research Company to sell approximately 46.8 million unregistered common shares at $18.25 per share in a private placement for gross proceeds of approximately $855 million, or approximately 15% of fully diluted common shares outstanding on an as converted basis.

amneal PHARMACEUTICALS + Impax

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Combined PIV Disclosed Pending ANDA Pipeline

Product	Brand	LTM IMS Sales
Pemetrexed injection	Alimta®	$1,028
Lubiprostone Capsule	Amitiza®	$489
Testosterone Gel 1.62%	Androgel®	$1,049
Azelastine HCl Nasal Spray	Astepro®	$33
Teriflunomide Tablet	Aubagio®	$1,437
Testosterone Topical Solution	Axiron®	$195
Risedronate Sodium DR tablet	Atelvia®	$23
Ticagrelor Tablet	Brilinta®	$694
Exenatide Injection	Byetta®	$246
Mesalamine Rectal Suppository	Canasa®	$243
Colchicine Tablet	Colcrys®	$578
Methylphenidate HCl ER Tablet	Concerta®	$1,653
Glatiramer Injection	Copaxone®HD	$3,633
Carvedilol ER capsule	Coreg CR®	$205
Prasugrel HCl Tablet	Effient ®	$634
Apixaban IR tablet	Eliquis®	$4,581
Darifenacin HBr ER Tablet	Enablex®	$39
Rivastigmine TDS Patch	Exelon®	$284
Fulvestrant Injection	Faslodex®	$492
Fentanyl Buccal IR tablet	Fentora®	$113
Levomilnacipran HCl ER Capsule	Fetzima®	$121
Imatinib Mesylate Tablet	Gleevec®	$1,586
Saxagliptin HCl + Metformin ER Tablet	Kombiglyze® XR	$207
Lamotrigine ER Tablet	Lamictal® XR	$327
Lurasidone HCl Tablet	Latuda®	$2,822
Mesalamine DR Tablet	Lialda®	$1,152
Pitavastatin Calcium Tablet	Livalo®	$282
Guaifenesin Tablet	Mucinex®	$64

Product	Brand	LTYM IMS Sales
Guaifenesin + Dextromethorphan HBr	Mucinex® DM	$76
Dronaderone Tablet	Multaq®	$448
Memantine HCl Tablet	Namenda® XR	$961
Memantine HCl + Donepezil HCl ER Capsule	Namzaric®	$205
Ritonavir Tablet	Norvir®	$215
Saxagliptin HCl Tablet	Onglyza®	$423
Oxymorphone HCl ER Tablet	Opana® ER	$196
Doxycycline ER Capsule 40mg	Oracea®	$300
Oxycodone ER Tablet	OxyContin®	$1,959
Diclofenac Na Topical Solution 2%	Pennsaid® 2%	$945
Dexmedetomidine HCl Injection	Precedex®	$215
Asenapine Maleate Sublingual Tablet	Saphris®	$316
Milnacipran HCl Tablet	Savella®	$146
Cinacalcet HCl Tablet	Sensipar®	$1,739
Quetiapine Fumarate ER Tablet	Seroquel® XR	$712
Ketorolac Tromethamine Spray	Sprix®	$0
Dimethyl Fumarate DR Capsule	Tecfidera®	$3,838
Fesoterodine Fumarate Tablet	Toviaz®	$197
Emtricitabine + Tenofovir DF Tablet	Truvada®	$2,869
Bortezomib Injection	Velcade®	$638
Sildenafil Citrate Tablet	Viagra®	$1,447
Lacosamide Tablet	Vimpat®	$1,063
Lisdexamfetamine Dimesylate Capsule	Vyvanse®	$3,289
Colesevelam IR tablet	Welchol®	$538
Sodium Oxybate Solution	Xyrem®	$1,180
Azithromycin Powder for Suspension	Zithromax®	$78
Abiraterone Acetate Tablet	Zytiga ®	$1,259

$ millions.
Source of sales data: IMS NPS November 2017; Pipeline data as of December 31, 2017.

amneal + Impax
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